UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40555	86-1826129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	THCPU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	THCP	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	THCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On June 29, 2023, Thunder Bridge Capital Partners IV, Inc. (the “Company”) issued an aggregate of 5,913,195 shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to TBCP IV, LLC, the sponsor of the Company (the “Sponsor”), upon the conversion (“Conversion”) of an equal number of shares of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”), held by the Sponsor. The 5,913,195 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the Company’s initial public offering. Following the Conversion, there were 10,078,337 shares of Class A Common Stock issued and outstanding and 1 share of Class B Common Stock issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 65.1% of the Company’s issued and outstanding Class A Common Stock.

The shares of Class A Common Stock issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01 Regulation FD Disclosure.

The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

	By:	/s/ Gary Simanson
		Name:	Gary Simanson
		Title:	Chief Executive Officer

Dated: June 29, 2023

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